Exhibit 10.1

CONFORMED SECOND AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this “Amendment”), dated as of October 23, 2015, is made by and among MAXIMUS, INC., a Virginia corporation (the “Borrower”), the several banks and other financial institutions and lenders party hereto (the “Lenders”), and SUNTRUST BANK, in its capacity as administrative agent (the “Administrative Agent”) for the Lenders (as defined in the Credit Agreement), as issuing bank (the “Issuing Bank”) and as Swingline Lender (the “Swingline Lender”), and MAXIMUS FEDERAL SERVICES, INC., a Virginia corporation (“MAXIMUS Federal”), MAXIMUS HUMAN SERVICES, INC., a Virginia corporation (“MAXIMUS Human”), MAXIMUS HEALTH SERVICES, INC., an Indiana corporation (“MAXIMUS Health”), PSI SERVICES HOLDING INC., a Delaware corporation (“PSI Holding”), POLICY STUDIES INC., a Colorado corporation (“PSI”), ACENTIA, LLC, a Maryland limited liability company (“Acentia”), ITSOLUTIONS NET HOLDING CORP., a Delaware corporation (“ITSolutions Net Holding”), OPTIMOS, LLC, a Maryland limited liability company (“Optimos”), 2020 COMPANY, LLC, an Illinois limited liability company (“2020”), ITSOLUTIONS NET GOVERNMENT SOLUTIONS, INC., a Maryland corporation (“ITSolutions Net Government”), OPTIMUS CORPORATION, a Virginia corporation (“Optimus”), ITSOLUTIONS NET, INC., a Delaware corporation (“ITSolutions”), INTERACTIVE TECHNOLOGY SOLUTIONS, LLC, a Maryland limited liability company (“ITS”), AVIEL SYSTEMS, INC., a Virginia corporation (“Aviel”), and ITEQ HOLDING COMPANY, INC., a Maryland corporation (“ITEQ,” and together with MAXIMUS Federal, MAXIMUS Human, MAXIMUS Health, PSI Holding, PSI, Acentia, ITSolutions Net Holding, Optimos, 2020, ITSolutions Net Government, Optimus, ITSolutions, ITS and Aviel, collectively, the “Subsidiary Loan Parties,” and individually, a “Subsidiary Loan Party,” and together with the Borrower, collectively, the “Loan Parties,” and individually, a “Loan Party”).

RECITALS

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Amended and Restated Revolving Credit Agreement, dated as of March 15, 2013, by and among the Borrower, the Lenders and the Administrative Agent, as amended by the First Amendment to Amended and Restated Revolving Credit Agreement, dated as of March 9, 2015, by and among the Borrower, the other Loan Parties party thereto, the Lenders party thereto and the Administrative Agent, as amended by the Supplement and Joinder Agreement, dated as of March 9, 2015, by and among the Borrower, the other Loan Parties party thereto, the Lenders party thereto and the Administrative Agent (as further amended, supplemented, amended and restated or otherwise modified through the date hereof, the “Credit Agreement”).  Capitalized terms defined in the Credit Agreement and undefined herein shall have the same defined meanings when such terms are used in this Amendment;

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend certain provisions of the Credit Agreement as set forth below; and

WHEREAS, the Administrative Agent and the Lenders have agreed to do so, subject to the terms and conditions of this Amendment;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

AGREEMENT

1.   Incorporation of Recitals.  The Recitals hereto are incorporated herein by reference to the same extent and with the same force and effect as if fully set forth herein.

2.   Amendments to Credit Agreement.  The Credit Agreement is hereby amended as follows:

(a)           Section 1.1 of the Credit Agreement is amended to add the following definition, to appear in its appropriate alphabetical order:

“Continuing Director” shall mean, with respect to any period, any individuals (A) who were members of the board of directors or other equivalent governing body of the Borrower on the first day of such period, (B) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (A) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body, or (C) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (A) and (B) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body.

(b)           Clause (iii) of the definition of “Change in Control” set forth in Section 1.1 of the Credit Agreement is amended to read in its entirety as follows:

or (iii) during any period of 24 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Borrower cease to be composed of individuals who are Continuing Directors.

(c)           Except as specifically modified by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed by the parties hereto and remain in full force and effect.

(d)           Each of the Borrower, the other Loan Parties, the Administrative Agent and each Lender agrees that, as of and after the Second Amendment Effective Date (as hereinafter defined), each reference in the Loan Documents to the Credit Agreement shall be deemed to be a reference to the Credit Agreement as amended hereby.

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3.   Effectiveness of Amendment.  This Amendment and the amendments contained herein shall become effective on the date (the “Second Amendment Effective Date”) when each of the conditions set forth below shall have been fulfilled to the satisfaction of the Administrative Agent:

(a)            The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of the Borrower, the other Loan Parties, the Administrative Agent and the Lenders party hereto.

(b)            Before and after giving effect to this Amendment, no event shall have occurred and be continuing that constitutes an Event of Default, or that would constitute an Event of Default but for the requirement that notice be given or that a period of time elapse, or both.

(c)            Before and after giving effect to this Amendment, all representations and warranties of the Borrower contained in the Credit Agreement, and all representations and warranties of each other Loan Party in each Loan Document to which it is a party, shall be true and correct at the Second Amendment Effective Date as if made on and as of such Second Amendment Effective Date, or, to the extent such representations or warranties are expressly stated to be made as of a particular date, such representations and warranties are true and correct as of such date.

(d)            Intentionally deleted.

(e)            Intentionally deleted.

(f)             Intentionally deleted.

(g)            No change shall have occurred which has had or could reasonably be expected to have a Material Adverse Effect.

(h)            All documents delivered pursuant to this Amendment must be of form and substance satisfactory to the Administrative Agent and its counsel, and all legal matters incident to this Amendment must be satisfactory to the Administrative Agent’s counsel.

(i)             Payment by the Borrower in immediately available funds of the fees and expenses required to be paid by Section 10 of this Amendment.

(j)             Intentionally Deleted.

4.   Amendment Only; No Novation; Modification of Loan Documents.  Each of the Borrower and each other Loan Party acknowledges and agrees that this Amendment only amends the terms of the Credit Agreement and the other Loan Documents and does not constitute a novation, and each of the Borrower and each other Loan Party ratifies and confirms the terms and provisions of, and its obligations under, the Credit Agreement and the other Loan Documents in all respects.  Each of the Borrower and each other Loan Party acknowledges and agrees that each reference in the Loan Documents to any particular Loan Document shall be deemed to be a reference to such Loan Document as amended by this Amendment.  To the extent of a conflict between the terms of any Loan Document and the terms of this Amendment, the terms of this Amendment shall control.

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5.   No Implied Waivers.  Each of the Borrower and each other Loan Party acknowledges and agrees that the amendments contained herein shall not constitute a waiver, express or implied, of any Default, Event of Default, covenant, term or provision of the Credit Agreement or any of the other Loan Documents, nor shall they create any obligation, express or implied, on the part of the Administrative Agent or any other Lender to waive, or to consent to any amendment of, any existing or future Default, Event of Default or violation of any covenant, term or provision of the Credit Agreement or any of the other Loan Documents.  The Administrative Agent and the Lenders shall be entitled to require strict compliance by the Borrower and the other Loan Parties with the Credit Agreement and each of the other Loan Documents, and nothing herein shall be deemed to establish a course of action or a course of dealing with respect to requests by the Borrower or any other Loan Party for waivers or amendments of any Default, Event of Default, covenant, term or provision of the Credit Agreement or any of the other Loan Documents.

6.   Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the Borrower, the other Loan Parties, the Lenders and the Administrative Agent and their respective successors and assigns.

7.   No Further Amendments.  Nothing in this Amendment or any prior amendment to the Loan Documents shall require the Administrative Agent or any Lender to grant any further amendments to the terms of the Loan Documents.  Each of the Borrower and each other Loan Party acknowledges and agrees that there are no defenses, counterclaims or setoffs against any of their respective obligations under the Loan Documents.

8.   Representations and Warranties.  All representations and warranties made by the Borrower and each other Loan Party in the Loan Documents are incorporated by reference in this Amendment and are deemed to have been repeated as of the date of this Amendment with the same force and effect as if set forth in this Amendment, except that any representation or warranty relating to any financial statements shall be deemed to be applicable to the financial statements most recently delivered to the Administrative Agent in accordance with the provisions of the Loan Documents, and, to the extent such representations or warranties are expressly stated to be made as of a particular date, such representations and warranties are true and correct as of such date.  Each of the Borrower and each other Loan Party represents and warrants to the Administrative Agent, the Lenders and the Issuing Bank that, after giving effect to the terms of this Amendment, no Default has occurred and been continuing.

9.   Intentionally Deleted.

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10.          Fees and Expenses. The Borrower agrees to pay all reasonable, out-of-pocket costs and expenses of the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent and its Affiliates, in connection with the preparation and administration of this Amendment.

11.          Severability.  Any provision of this Amendment held to be illegal, invalid or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity or unenforceability without affecting the legality, validity or enforceability of the remaining provisions hereof; and the illegality, invalidity or unenforceability of a particular provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

12.          Governing Law.  This Amendment shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof) of the State of New York.  THIS AMENDMENT WILL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSES SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

13.          Counterparts.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy or by email, in pdf format), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  It shall not be necessary that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on more than one counterpart.

14.          Intentionally Deleted.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Amended and Restated Revolving Credit Agreement to be duly executed by their respective duly authorized representatives all as of the day and year first above written.

BORROWER:

MAXIMUS, INC., a Virginia corporation

By:	/s/ Richard Nadeau
Name:	Richard Nadeau
Title:	Chief Financial Officer

SUBSIDIARY LOAN PARTIES:

MAXIMUS FEDERAL SERVICES, INC., a Virginia
corporation

By:	/s/ Thomas Romeo
Name:	Thomas Romeo
Title:	President

MAXIMUS HUMAN SERVICES, INC., a Virginia
corporation

By:	/s/ David Francis
Name:	David Francis
Title:	Secretary

MAXIMUS HEALTH SERVICES, INC., an Indiana
corporation

By:	/s/ David Francis
Name:	David Francis
Title:	Secretary

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PSI SERVICES HOLDING INC., a Delaware
corporation

By:	/s/ Ilene Baylinson
Name:	Ilene Baylinson
Title:	Vice President and Secretary

POLICY STUDIES INC., a Colorado corporation

By:	/s/ David Francis
Name:	David Francis
Title:	Secretary

ACENTIA, LLC, a Maryland limited liability company

By:	/s/ Thomas Romeo
Name:	Thomas Romeo
Title:	President

ITSOLUTIONS NET HOLDING CORP., a Delaware
corporation

By:	/s/ Thomas Romeo
Name:	Thomas Romeo
Title:	President

OPTIMOS, LLC, a Maryland limited liability company

By:	/s/ Thomas Romeo
Name:	Thomas Romeo
Title:	President

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2020 COMPANY, LLC, an Illinois limited liability
company

By:	/s/ Thomas Romeo
Name:	Thomas Romeo
Title:	President

ITSOLUTIONS NET GOVERNMENT
SOLUTIONS, INC., a Maryland corporation

By:	/s/ Thomas Romeo
Name:	Thomas Romeo
Title:	President

OPTIMUS CORPORATION, a Virginia
corporation

By:	/s/ Thomas Romeo
Name:	Thomas Romeo
Title:	President

ITSOLUTIONS NET, INC., a Delaware
corporation

By:	/s/ Thomas Romeo
Name:	Thomas Romeo
Title:	President

INTERACTIVE TECHNOLOGY SOLUTIONS,
LLC, a Maryland limited liability company

By:	/s/ Thomas Romeo
Name:	Thomas Romeo
Title:	President

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AVIEL SYSTEMS, INC., a Virginia corporation

By:	/s/ Thomas Romeo
Name:	Thomas Romeo
Title:	President

ITEQ HOLDING COMPANY, INC., a Maryland
corporation

By:	/s/ Thomas Romeo
Name:	Thomas Romeo
Title:	President

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ADMINISTRATIVE AGENT:

SUNTRUST BANK
as Administrative Agent, as Issuing Bank and as
Swingline Lender

By:	/s/ Elizabeth Tallmadge
Name:	Elizabeth Tallmadge
Title:	Managing Director

LENDERS:

SUNTRUST BANK
as Lender

By:	/s/ Elizabeth Tallmadge
Name:	Elizabeth Tallmadge
Title:	Managing Director

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BANK OF AMERICA, N.A.
as Lender

By:	/s/ Michael D. Brannan
Name:	Michael D. Brannan
Title:	Senior Vice President

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HSBC BANK USA, N.A.
as Lender

By:	/s/ Chris Burns
Name:	Chris Burns
Title:	Vice President

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TD BANK, N.A.
as Lender

By:	/s/ Shivani Agarwal
Name:	Shivani Agarwal
Title:	Senior Vice President

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BRANCH BANKING AND TRUST COMPANY
as Lender

By:	/s/ Steven Thompson
Name:	Steven Thompson
Title:	Banking Officer

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FIFTH THIRD BANK
as Lender

By:	/s/ John McChesney
Name:	John McChesney
Title:	Officer

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JPMORGAN CHASE BANK, N.A.,
as Lender

By:	/s/ Anthony Galea
Name:	Anthony Galea
Title:	Vice President

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U.S. BANK NATIONAL ASSOCIATION
as Lender

By:	/s/ Mark Iray
Name:	Mark Iray
Title:	Vice President

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WELLS FARGO BANK, NATIONAL
ASSOCIATION
as Lender

By:	/s/ Scott Santa Cruz
Name:	Scott Santa Cruz
Title:	Managing Director

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CITIZENS BANK OF PENNSYLVANIA
as Lender

By:	/s/ Tracy Van Riper
Name:	Tracy Van Riper
Title:	Senior Vice President